UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2005

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanation of Amendment

Parker-Hannifin Corporation (the “Company”) is filing this Form 8-K/A as Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission on January 18, 2005 for the purpose of correcting a typographical error in the Webcast presentation filed as Exhibit 99.2 to the Form 8-K. Page 21 of the Webcast reads as follows:

FY 2005 Earnings Outlook Assumptions

Segment Sales & Operating Income

FY 2005 Sales change vs. FY 2004

NA Industrial	15.5% - 17.0%
Industrial ROW	14.0% - 15.5%
Aerospace	8.0% - 9.5%
CIC	18.0% - 19.0%
Other	21.0% - 23.0%

FY 2005 Change in Operating Margin percentage vs. FY 2004

Basis points
NA Industrial	355 - 425
Industrial ROW	240 - 340
Aerospace	120 - 170
CIC	0 - 0
Other	550 - 600

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Timothy K. Pistell
Timothy K. Pistell
Vice President Finance and Administration
and Chief Financial Officer

Date: January 20, 2005